United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07510
ACM MUNICIPAL SECURITIES INCOME FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal
executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent
for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2007

Date of reporting period:    April 30, 2007



ITEM 1.    REPORTS TO STOCKHOLDERS.



------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
------------------------------------------------------------------------------

ACM Municipal Securities Income Fund

Semi-Annual Report

April 30, 2007

     [LOGO]
AllianceBernstein
   Investments



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


June 15, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for ACM Municipal Securities Income Fund (the "Fund") for the semi-annual reporting period ended April 30, 2007. The Fund is a closed-end fund. As of the close of business on May 18, 2007, the acquisition of the assets and the assumption of the liabilities of ACM Municipal Securities Income Fund by AllianceBernstein National Municipal Income Fund, Inc., took place, pursuant to a plan of reorganization approved by the shareholders of ACM Municipal Securities Income Fund. AllianceBernstein National Municipal Income Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AFB".

Investment Objective and Policies

This closed-end fund seeks high current income exempt from regular federal income tax. The Fund will invest a substantial portion of its assets in investment-grade municipal securities, with up to 20% of the Fund's total assets invested in unrated municipal securities of equivalent credit quality as determined by the Fund's adviser. The Fund is designed for investors who are not subject to the federal Alternative Minimum Tax ("AMT"), as all or a significant portion of the Fund's dividends may be subject to such tax. The Fund expects that it will invest a significant portion of its assets in municipal securities, the interest on which is subject to such tax. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 25.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended April 30, 2007.

The Fund underperformed its benchmark during the six-month reporting period ended April 30, 2007, and outperformed the benchmark during the 12-month period ended April 30, 2007. The Fund's relative underperformance during the six-month period under review was largely the result of the Fund's relative weight in the industrial revenue bond and transportation sectors. Security selection in the industrial revenue bond sector also detracted from the Fund's performance. Security selection in the hospital sector benefited the Fund's performance.

In general, the Fund's leveraged structure did not aid performance relative to the benchmark over the six-month reporting period as both short- and long-term rates rose. Over the 12-month period, however, long-term rates declined and short-term rates were nearly unchanged, and as a result the Fund's leveraged structure benefited relative performance.

Market Review and Investment Strategy

Short-term rates rising more than long-term rates and a continued strong bid for lower-quality bonds drove municipal bond returns over the six-month reporting period. Consistent with the pattern in the U.S. Treasury market, in general, the shorter the municipal bond's maturity, the more its yield increased over the past six months. Yields


ACM Municipal Securities Income Fund o 1


for bonds maturing within 20 years rose by up to 0.15%; those maturing in 30 years rose only 0.03%.

The difference between long-term and short-term municipal bonds is near the lowest that it has been over the past 30 years. The average of this difference has been 230 basis points since the early 1970s and is a mere 43 basis points today. Issuers responded to low long-term interest rates by selling a record $104 billion in bonds during the first quarter of 2007--49% more than the same period in 2006.

Investors' demand for income continued to be a significant influence in the municipal market. High-yield municipal funds accounted for about 40% of the money invested in municipal mutual funds. Speculative-grade bonds were the best-performing sector as demand drove prices up, causing the LB Municipal High Yield Index to return 3.41%-over twice the 1.59% return of the LB Municipal Index which represents only the investment-grade portion of the municipal market.

One result of the continued strong performance of lower-rated bonds is that the extra yield for assuming credit risk is very small by historical standards. For example, the difference in yield between intermediate BBB-rated and AAA-rated insured municipal bonds stood at only 0.23% at quarter-end. A widening of just 0.05% would negate the income benefit of owning lower-rated bonds over a 12-month period.

The low levels of compensation for assuming credit risk or interest rate risk have been engendered, at least in part, by benign economic and inflation outlooks, as well as by the strongest municipal balance sheets in a very long time. It is impossible to know when investors will become more risk averse, or what the catalyst will be. However, with so little reward for taking risk, the Fund's Municipal Bond Investment Team found the best values in high-quality bonds and has focused new purchases on bonds maturing in 10-15 years rather than longer maturities which provide only marginally more income.


2 o ACM Municipal Securities Income Fund


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Municipal Securities Income Fund Shareholder Information

Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 43.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest up to 20% of its total assets in securities that are not rated and up to 10% in securities that are not readily marketable.

Leverage Risk - The Fund may use certain investment techniques that have increased risks. For example, the issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)

ACM Municipal Securities Income Fund o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                                     Returns
PERIODS ENDED APRIL 30, 2007                            6 Months    12 Months

   ACM Municipal Securities Income Fund (NAV)              1.17%        7.33%
   LB Municipal Index                                      1.59%        5.78%

   The Fund's Market Price per share on April 30, 2007 was $10.96. The Fund's Net Asset Value Price per share on April 30, 2007 was $11.28. For additional Financial Highlights, please see page 31.

See Historical Performance and Benchmark disclosures on previous page.


4 o ACM Municipal Securities Income Fund


PORTFOLIO SUMMARY
April 30, 2007 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $125.8

QUALITY RATING DISTRIBUTION*
[ ]  56.0%  AAA              [PIE CHART OMITTED]
[ ]  20.2%  AA
[ ]  10.8%  A
[ ]  11.0%  BBB
[ ]   2.0%  BB

* All data are as of April 30, 2007. The Fund's quality rating distribution is expressed as a percentage of the Fund's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


ACM Municipal Securities Income Fund o 5


PORTFOLIO OF INVESTMENTS
April 30, 2007 (unaudited)

                                               Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS-169.1%
Long-Term Municipal Bonds-169.1%
Alabama-5.8%
Jefferson Cnty Ltd Oblig Sch Warrants
   Ser 04A
   5.25%, 1/01/18-1/01/23                     $    1,825     $  1,948,490
Jefferson Cnty Swr Rev
   (Capital Improvement Warrants)
   FGIC Ser 02 (Prerefunded)
   5.00%, 2/01/41                                  1,535        1,626,993
Jefferson Cnty Wtr & Swr Rev
   FGIC Ser 02B (Prerefunded)
   5.00%, 2/01/41                                  2,465        2,615,143
Montgomery Spl Care Facs Fin Auth
   (Baptist Health)
   Ser 04C (Prerefunded)
   5.25%, 11/15/29                                 1,000        1,092,830
                                                             ------------
                                                                7,283,456

Alaska-8.5%
Alaska Intl Arpt Rev
   MBIA Ser 03B
   5.00%, 10/01/26                                 1,000        1,045,660
Alaska Muni Bond Bank Auth
   MBIA Ser 03E (Prerefunded)
   5.25%, 12/01/26                                 3,000        3,213,120
   MBIA Ser 04G
   5.00%, 2/15/22                                  1,585        1,669,591
Anchorage Waste Wtr Rev
   MBIA Ser 04
   5.125%, 5/01/29                                 2,300        2,437,793
Four Dam Pool Alaska
   Ser 04
   5.25%, 7/01/25                                  2,195        2,297,419
                                                             ------------
                                                               10,663,583

Arizona-2.3%
Arizona Cap Facs Fin Corp Student Hsg Rev
   (Arizona St Univ Proj)
   Ser 00
   6.25%, 9/01/32                                  1,550        1,610,992
Phoenix Civic Impt Corp Waste Wtr Sys Rev
   MBIA Ser 04
   5.00%, 7/01/23                                  1,250        1,323,113
                                                             ------------
                                                                2,934,105

California-14.2%
Burbank Redev Agy
   FGIC Ser 03
   5.625%, 12/01/28                                2,700        2,987,631


6 o ACM Municipal Securities Income Fund


                                               Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------

California GO
   5.00%, 2/01/32                             $    2,450     $  2,545,599
   Ser 04
   5.00%, 2/01/33                                  1,100        1,142,922
California State Dept of Wtr Res Pwr Sup Rev
   (Prerefunded)
   Ser 02A
   5.375%, 5/01/22                                 2,000        2,175,780
Golden St Tobacco Securitization Corp.
   RADIAN Ser 03 (Prerefunded)
   5.50%, 6/01/43                                  2,250        2,463,435
   XLCA Ser 03B (Prerefunded)
   5.50%, 6/01/33                                  3,000        3,284,580
Pomona COP
   AMBAC Ser 03
   5.50%, 6/01/34                                  3,000        3,304,590
                                                             ------------
                                                               17,904,537

Colorado-4.5%
Colorado Hlth Facs Auth
   (Evangelical Lutheran)
   5.25%, 6/01/19                                    700          747,348
Colorado Hlth Facs Auth
   (Parkview Med Ctr)
   Ser 04
   5.00%, 9/01/25                                    760          777,313
Colorado Toll Rev
   (Hwy E-470)
   Ser 00 (Prerefunded)
   Zero Coupon, 9/01/35                           10,000        1,338,600
Northwest Metro Dist No. 3 GO
   6.125%, 12/01/25                                  500          530,405
Park Creek Metro Dist Rev Ltd
   (Ref-Sr-Ltd Tax Ppty Tax)
   Ser 05
   5.25%, 12/01/25                                 1,160        1,213,650
Todd Creek Farms Metro Dist No 1
   6.125%, 12/01/22                                  580          593,873
Todd Creek Farms Metro Dist No 1 Wtr Rev
   (Ref & Impt)
   Ser 04
   6.125%, 12/01/19                                  400          421,348
                                                             ------------
                                                                5,622,537

Florida-17.7%
Florida Hsg Fin Corp Rev MFHR
   (Westlake Apts) AMT
   FSA Ser 02-D1
   5.40%, 3/01/42(a)                               8,780        9,007,753


ACM Municipal Securities Income Fund o 7


                                               Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------

Lee Cnty Hlth Facs Auth Rev
   (Shell Point)
   Ser 99A (Prerefunded)
   5.50%, 11/15/29                             $   3,670     $  3,851,738
Miami Beach Hlth Facs Auth Hosp Rev
   (Mount Sinai Med Ctr)
   Ser 04
   6.75%, 11/15/24(b)                              2,000        2,274,300
Miami-Dade Cnty Spl Oblig
   MBIA Ser 04B
   5.00%, 4/01/24                                  4,000        4,202,320
Orange Cnty Hospital Rev
   (Orlando Regional)
   Ser 02 (Prerefunded)
   5.75%, 12/01/32                                 1,400        1,543,402
UCF Assn Inc.
   FGIC Ser 04A
   5.125%, 10/01/24                                1,325        1,402,314
                                                             ------------
                                                               22,281,827

Hawaii-2.1%
Hawaii State Dept of Budget & Fin Spl
   Purp Rev
   (Elec Co & Subsidiary Prog)
   XLCA Ser 03B
   5.00%, 12/01/22                                 2,500        2,587,750

Illinois-10.9%
Chicago Arpt Rev
   (O'Hare Int'l Arpt)
   XLCA Ser 03B-1
   5.25%, 1/01/34                                  3,100        3,287,240
Chicago GO
   FSA Ser 04A
   5.00%, 1/01/25                                  2,165        2,269,743
Chicago Hsg Agy SFMR
   (Mortgage Rev) AMT
   GNMA/ FNMA Ser 02B
   6.00%, 10/01/33                                   545          559,257
Chicago Park Dist GO
   (Ltd Tax)
   AMBAC Ser 04A
   5.00%, 1/01/25                                  2,585        2,734,542
Cook Cnty Sch Dist
   FSA Ser 04
   5.00%, 12/01/20(c)                              1,000        1,031,880
Illinois Fin Auth
   (Loyola Univ Chicago)
   XLCA Ser 04A
   5.00%, 7/01/24                                  1,495        1,568,225


8 o ACM Municipal Securities Income Fund


                                               Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------

Illinois Fin Auth Rev
   (Illinois Inst of Technology)
   Ser 06A
   5.00%, 4/01/31                             $      365     $    371,818
Met Pier & Expo Auth
   (McCormick Place)
   MBIA Ser 02A
   5.25%, 6/15/42                                  1,750        1,851,185
                                                             ------------
                                                               13,673,890

Indiana-2.5%
Hendricks Cnty Bldg Facs Corp.
   Ser 04
   5.50%, 7/15/21                                  1,045        1,140,262
Indiana Bd Bk Rev
   FSA Ser 04B
   5.00%, 2/01/21                                  1,100        1,159,081
Indiana St Dev Fin Auth Rev
   (Exempt Facs Inland Steel)
   Ser 97
   5.75%, 10/01/11                                   865          884,411
                                                             ------------
                                                                3,183,754

Iowa-0.1%
Coralville Urban Rev
   Series 07C
   5.00%, 6/01/18(d)                                 100          103,930

Louisiana-2.4%
Ernest N Morial-New Orleans
   (Exhibit Hall Auth Spl Tax)
   AMBAC Ser A
   5.25%, 7/15/16-7/15/17                          1,185        1,272,035
New Orleans GO MBIA
   5.25%, 12/01/20                                 1,000        1,080,170
New Orleans Ltd. Tax MBIA
   5.00%, 3/01/18                                    660          701,666
                                                             ------------
                                                                3,053,871

Massachusetts-10.2%
Massachusetts GO
   (Prerefunded)
   Ser 02C
   5.25%, 11/01/30                                 5,000        5,369,300
Massachusetts Hlth & Ed Fac Hosp Rev
   (New England Med Ctr)
   MBIA Ser 94
   7.375%, 7/01/18(e)(f)                           5,000        5,013,800
Massachusetts Hsg Fin Agy
   (Rental Rev)
   AMBAC Ser 95E
   6.00%, 7/01/41                                  1,740        1,838,623


ACM Municipal Securities Income Fund o 9


                                               Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------

Massachusetts Hsg Fin Agy MFHR
   (Rental Rev) AMT
   MBIA Ser 00H
   6.65%, 7/01/41                             $      540     $    572,962
                                                             ------------
                                                               12,794,685

Michigan-5.2%
Kent Hosp Fin Auth
   (Metropolitan Hospital Proj)
   Ser 05A
   5.75%, 7/01/25                                    310          332,047
Michigan Hosp Fin Auth
   (Trinity Health)
   Ser 00A
   6.00%, 12/01/27                                 3,000        3,234,510
Saginaw Hosp Fin Auth
   (Covenant Med Ctr)
   Ser 00F
   6.50%, 7/01/30                                  2,775        3,014,594
                                                             ------------
                                                                6,581,151

Minnesota-1.4%
Shakopee Health Care Facs
   (St Francis Regl Med Center)
   Ser 04
   5.10%, 9/01/25                                  1,200        1,248,240
St. Paul Hsg & Redev Auth Hosp Rev
   (Healtheast Proj)
   Ser 05
   6.00%, 11/15/25                                   500          554,020
                                                             ------------
                                                                1,802,260

Mississippi-4.1%
Adams Cnty Poll Ctl Rev
   (International Paper Co) AMT
   Ser 99
   6.25%, 9/01/23                                  1,000        1,057,130
Gulfport Hosp Fac Rev
   (Mem Hosp at Gulfport Proj)
   Ser 01A
   5.75%, 7/01/31                                  4,000        4,127,800
                                                             ------------
                                                                5,184,930

Missouri-0.2%
Riverside MO IDA
   (Riverside Horizons Proj)
   Series 07A
   5.00%, 5/01/27(d)                                 180          186,593


10 o ACM Municipal Securities Income Fund


                                               Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------

Nevada-1.7%
Carson City Hosp Rev
   (Carson-Tahoe Hosp Proj)
   RADIAN Ser 03A
   5.00%, 9/01/23                             $    2,100     $  2,154,810

New Hampshire-0.7%
New Hampshire Health & Ed Facs
   (Covenant Health)
   Ser 04
   5.375%, 7/01/24                                   820          866,543

New Jersey-5.2%
Morris-Union Jointure Commn COP
   RADIAN Ser 04
   5.00%, 5/01/24                                  2,000        2,085,620
New Jersey St Edl Facs Auth Rev
   AMBAC Ser 02A (Prerefunded)
   5.25%, 9/01/21                                  4,200        4,511,976
                                                             ------------
                                                                6,597,596
New Mexico-4.9%
Dona Ana Cnty Tax Rev
   AMBAC Ser 03
   5.25%, 5/01/25                                    500          531,105
Univ of New Mexico
   FSA Ser 04
   5.00%, 1/01/24-7/01/24                          5,430        5,668,649
                                                             ------------
                                                                6,199,754

New York-3.5%
Erie Cnty IDA Sch Fac Rev
   (Buffalo Sch Dist Proj) FSA
   5.75%, 5/01/24                                    810          898,347
New York City GO
   Ser 04I
   5.00%, 8/01/21                                  3,300        3,471,633
                                                             ------------
                                                                4,369,980

North Carolina-3.9%
Charlotte NC Arpt Rev
   MBIA Ser 04A
   5.25%, 7/01/24                                  1,000        1,076,470
North Carolina Eastern Municipal Pwr Agy
   Pwr Sys Rev
   AMBAC Ser 05A
   5.25%, 1/01/20                                  3,500        3,817,415
                                                             ------------
                                                                4,893,885

North Dakota-1.8%
North Dakota Hsg Fin Agy SFMR
   (Mortgage Rev) AMT
   Ser 98E
   5.25%, 1/01/30                                  1,760        1,774,661


ACM Municipal Securities Income Fund o 11


                                               Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------

Ward Cnty ND Health Care Fac
   (Trinity Health)
   5.125%, 7/01/18                            $      500     $    523,220
                                                             ------------
                                                                2,297,881

Ohio-5.4%
Cuyahoga Cnty Hosp Facs Rev
   (University Hosp Hlth)
   Ser 00
   7.50%, 1/01/30                                  2,400        2,644,032
Fairfield Cnty Hosp Rev
   (Fairfield Med Ctr Proj)
   RADIAN Ser 03
   5.00%, 6/15/23                                  1,255        1,288,521
Ohio Hsg Fin Agy MFHR
   (Mortgage Rev) AMT
   GNMA Ser 97
   6.15%, 3/01/29                                  2,295        2,342,484
Port Auth of Columbiana Cnty SWR
   (Apex Environmental LLC) AMT
   Ser 04A
   7.125%, 8/01/25                                   500          509,520
                                                             ------------
                                                                6,784,557

Oregon-1.2%
Forest Grove Rev
   (Ref & Campus Impt Pacific Proj A)
   RADIAN Ser 05A
   5.00%, 5/01/28                                  1,420        1,478,845

Pennsylvania-4.4%
Pennsylvania Eco Dev Auth
   (30th St Station ) AMT
   ACA Ser 02
   5.875%, 6/01/33                                 2,050        2,210,289
Philadelphia Gas Wks Rev
   ASSURED GTY Ser 04A-1
   5.25%, 9/01/19-8/01/21                          3,045        3,258,665
                                                             ------------
                                                                5,468,954

Puerto Rico-1.8%
Puerto Rico Comwlth GO
   (Pub Impt)
   5.25%, 7/01/23                                    575          617,320
   Ser 01A
   5.50%, 7/01/19                                    500          560,360
   Ser 03A
   5.25%, 7/01/23                                    500          529,045
Puerto Rico Comwlth Govt Dev Bank
   (Sr Notes)
   Ser 06B
   5.00%, 12/01/15                                   500          533,370
                                                             ------------
                                                                2,240,095


12 o ACM Municipal Securities Income Fund


                                               Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------

Rhode Island-2.3%
Rhode Island Hlth & Ed Bldg Corp Rev
   (Times2 Academy)
   Ser 04
   5.00%, 12/15/24                            $    1,745     $  1,793,860
Rhode Island Hlth & Edl Bldg Corp Rev
   (Univ of Rhode Island)
   AMBAC Ser 04A
   5.50%, 9/15/24                                  1,000        1,099,530
                                                             ------------
                                                                2,893,390

South Carolina-4.2%
Charleston Cnty Sch Dist
   5.25%, 12/01/30                                 2,000        2,133,560
Dorchester Cnty Sch Dist No 2
   ASSURED GTY
   5.00%, 12/01/29                                   800          841,632
Newberry Investing In Childrens Ed
   (Newberry Cnty Sch Dist Proj)
   ASSURED GTY Ser 05
   5.00%, 12/01/27                                 1,560        1,631,900
   Ser 05
   5.00%, 12/01/30                                   165          168,924
Scago Edl Facs Corp For Sch
   RADIAN
   5.00%, 12/01/21                                   500          523,620
                                                             ------------
                                                                5,299,636

Tennessee-8.8%
Johnson City Hlth & Ed Facs Hosp Rev
   (First Mtg-MTN Sts Hlth)
   Ser 06A
   5.50%, 7/01/31                                    640          683,117
Sullivan Cnty Tenn Health Edl
   (Wellmont Health Sys Proj)
   5.25%, 9/01/26                                    725          755,899
Tenn Ed Loan Rev
   (Educational Funding of South) AMT
   Ser 97A
   6.20%, 12/01/21                                 9,600        9,619,872
                                                             ------------
                                                               11,058,888

Texas-19.8%
Bexar Cnty Hlth Fac Dev Corp Rev
   5.00%, 7/01/27                                    155          157,959
Dallas Arpt Rev
   (Fort Worth Intl Arpt) AMT
   MBIA Ser 03A
   5.25%, 11/01/25                                 2,000        2,098,580
Frisco TX GO FGIC
   5.00%, 2/15/23                                  3,220        3,419,543
Garza Cnty Pub Fac Corp
   5.50%, 10/01/19                                   255          274,923


ACM Municipal Securities Income Fund o 13


                                               Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------

Harris Cnty
   (Flood Ctl)
   Ser 03B
   5.00%, 10/01/23                            $    1,400     $  1,466,332
Harris Cnty Toll Road Rev
   FSA Ser 02
   5.125%, 8/15/32                                 5,000        5,238,500
Hidalgo Cnty Hlth Svcs
   (Mission Hosp Inc Proj)
   Ser 05
   5.00%, 8/15/14-8/15/19                            325          331,851
Lewisville Combination Contract
   (Spl Assmt Cap Impt Dist No 2)
   ACA Ser 05
   6.00%, 10/01/25                                   550          610,467
Lower Colorado River Auth Tx
   (Prerefunded)
   AMBAC Series 03
   5.25%, 5/15/25                                    125          135,179
Lower Colorado River Auth MBIA Series 02A
   (Prerefunded)
   5.00%, 5/15/31                                     10           10,680
   (Unrefunded)
   MBIA Series 02A
   5.00%, 5/15/31                                  1,490        1,552,923
Lower Colorado River Authority
   (Unrefunded)
   AMBAC Series 03
   5.25%, 5/15/25                                  1,675        1,786,220
Matagorda Cnty Rev
   (Centerpoint Energy Houston Electric LLC)
   Ser 04
   5.60%, 3/01/27                                  1,000        1,059,170
Mc Allen Wtr & Swr Rev
   FSA
   5.25%, 2/01/21-2/01/22                          3,215        3,465,745
Richardson Hosp Auth Rev
   (Richardson Regional Med Ctr)
   FSA Ser 04
   5.875%, 12/01/24                                1,155        1,247,920
   Ser 04
   6.00%, 12/01/19                                   915          997,249
Seguin Hgr Ed Auth
   (Texas Lutheran Univ Project)
   Ser 04
   5.25%, 9/01/28                                  1,000        1,026,830
                                                             ------------
                                                               24,880,071

Utah-2.1%
Davis Cnty Sales Tax Rev
   AMBAC Ser 03B
   5.25%, 10/01/23                                 1,005        1,072,044


14 o ACM Municipal Securities Income Fund


                                               Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------

Salt Lake City Wtr Rev
   AMBAC Ser 04
   5.00%, 7/01/23                             $    1,500     $  1,577,265
                                                             ------------
                                                                2,649,309

Washington-1.2%
Seattle Hsg Auth Rev MFHR
   (Wisteria Ct Proj)
   GNMA Ser 03
   5.20%, 10/20/28                                 1,475        1,545,918

Wisconsin-4.1%
Wisconsin GO
   Ser 03
   5.00%, 11/01/26                                 3,700        3,817,882
Wisconsin Hlth & Ed Fac Auth Rev
   (Bell Tower Residence Proj)
   Ser 05
   5.00%, 7/01/20                                  1,300        1,352,013
                                                             ------------
                                                                5,169,895

Total Investments-169.1%
   (cost $204,874,889)                                        212,692,866
Other assets less liabilities-2.5%                              3,068,082
Preferred Stock at redemption value-(71.6)%                   (90,000,000)

Net Assets Applicable to Common
   Shareholders-100.0%(g)                                    $125,760,948
                                                             ============

INTEREST RATE SWAP TRANSACTIONS (see Note D)


                                            Rate Type
                                       ====================
                                        Payments   Payments
                 Notional                 made     received    Unrealized
      Swap        Amount  Termination    by the     by the    Appreciation/
  Counterparty    (000)      Date      Portfolio  Portfolio  (Depreciation)
===========================================================================
CitiGroup, Inc.  $ 2,700   11/10/26      3.884%      BMA        $ 6,850
JPMorgan Chase     7,500   11/10/11       BMA       3.482%       16,134
Merrill Lynch        290    2/12/12       BMA       3.548%        1,358

(a) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(b)   Private Placement.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)   When-Issued security.

(e) Position, or a portion thereof, has been segregated to collateralize when issued securities.

(f) Inverse Floater Security-Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(g) Portfolio percentages are calculated based on net assets applicable to common shareholders.


ACM Municipal Securities Income Fund o 15


Glossary:
ACA          -  American Capital Access Financial Guaranty Corporation
AMBAC        -  American Bond Assurance Corporation
AMT          -  Alternative Minimum Tax (subject to)
ASSURED GTY  -  Assured Guaranty
BMA          -  Bond Market Association
COP          -  Certificate of Participation
FGIC         -  Financial Guaranty Insurance Company
FNMA         -  Federal National Mortgage Association
FSA          -  Financial Security Assurance Inc.
GNMA         -  Government National Mortgage Association
GO           -  General Obligation
IDA          -  Industrial Development Authority/Agency
MBIA         -  Municipal Bond Investors Assurance
MFHR         -  Multi-Family Housing Revenue
MTN          -  Medium Term Note
RADIAN       -  Radian Group, Inc.
SFMR         -  Single Family Mortgage Revenue
SWR          -  Solid Waste Revenue
XLCA         -  XL Capital Assurance Inc.

See notes to financial statements.


16 o ACM Municipal Securities Income Fund


STATEMENT OF ASSETS & LIABILITIES
April 30, 2007 (unaudited)

Assets
Investments in securities, at value (cost $204,874,889)   $  212,692,866
Interest receivable                                            3,498,857
Unrealized appreciation of swap contracts                         24,342
Prepaid expenses                                                  10,923

Total assets                                                 216,226,988
                                                          --------------

Liabilities
Due to custodian                                                   6,301
Payable for investment securities purchased                      289,664
Advisory fee payable                                              85,617
Accrued expenses and other liabilities                            41,075
Dividend payable--preferred shares                                34,227
Administrative fee payable                                         9,156

Total liabilities                                                466,040
                                                          --------------

Preferred Stock, at redemption value
   $.01 par value per share; 3,600 shares
   Auction Preferred Stock authorized,
   issued and outstanding at $25,000
   per share liquidation preference                           90,000,000
Net Assets Applicable to Common Shareholders              $  125,760,948
                                                          ==============

Composition of Net Assets Applicable to
Common Shareholders
Common Stock, $.01 par value per share;
   99,996,400 shares authorized,
   11,145,261 shares issued and outstanding               $      111,453
Additional paid-in capital                                   140,181,561
Distributions in excess of net investment income                (225,850)
Accumulated net realized loss on investment transactions     (22,148,535)
Net unrealized appreciation of investments                     7,842,319
                                                          --------------
Net Assets Applicable to Common Shareholders              $  125,760,948
                                                          ==============
Net Asset Value Applicable to Common Shareholders
   (based on 11,145,261 common shares outstanding)        $        11.28
                                                          ==============


See notes to financial statements.


ACM Municipal Securities Income Fund o 17


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (unaudited)

Investment Income
Interest                                               $  5,289,564
Expenses
Advisory fee                           $    537,181
Administrative                              161,154
Auction Preferred Stock--auction
   agent's fees                             111,701
Custodian                                    53,532
Audit                                        37,598
Legal                                        33,340
Printing                                     22,676
Directors' fees and expenses                 17,000
Registration fees                            11,765
Transfer agency                               3,267
Miscellaneous                                18,310
                                       ------------
Total expenses                            1,007,524
Less: Administration fee reimbursement
   (see Note B)                            (107,436)
                                       ------------
Net expenses                                                900,088
                                                       ------------
Net investment income                                     4,389,476
                                                       ------------

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions                                   71,527
   Swap contracts                                            (4,753)
Net change in unrealized
   appreciation/depreciation of:
   Investments                                           (1,474,979)
   Swap contracts                                            24,342
                                                       ------------
Net loss on investment transactions                      (1,383,863)
                                                       ------------
Dividends to Auctioned Preferred
Shareholders from
Net investment income                                    (1,586,021)
                                                       ------------

Net Increase in Net Assets Applicable
   to Common Shareholders Resulting
   from Operations                                     $  1,419,592
                                                       ============


See notes to financial statements.


18 o ACM Municipal Securities Income Fund


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                           Six Months Ended     Year Ended
                                            April 30, 2007      October 31,
                                              (unaudited)          2006
                                           ================  ================
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                      $      4,389,476  $      9,142,471
Net realized gain on investment
   transactions                                      66,774           421,027
Net change in unrealized
   appreciation/depreciation
   of investments                                (1,450,637)        2,911,954
Dividends to Auction Preferred
Shareholders from
Net investment income                            (1,586,021)       (2,924,685)
                                           ----------------  ----------------

Net increase in net assets
   applicable to common shareholders
   resulting from operations                      1,419,592         9,550,767
Dividends to Common
Shareholders from
Net investment income                            (3,009,005)       (6,714,555)
                                           ----------------  ----------------

Total increase (decrease)                        (1,589,413)        2,836,212
Net Assets Applicable to Common
Shareholders
Beginning of period                             127,350,361       124,514,149
                                           ----------------  ----------------

End of period (including distributions in
   excess of net investment income of
   ($225,850) and ($20,300),
   respectively)                           $    125,760,948  $    127,350,361
                                           ================  ================

See notes to financial statements.


ACM Municipal Securities Income Fund o 19


NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (unaudited)

NOTE A
Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market,
(OTC) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.), (the "Adviser") may establish procedures


20 o ACM Municipal Securities Income Fund


whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50 of 1% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly.


ACM Municipal Securities Income Fund o 21


Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), an affiliate of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 2007, there was no reimbursement paid to ABIS.

Under the terms of an Administration Agreement, the Fund is required to pay AllianceBernstein L.P. (the "Administrator") an administration fee at an annual rate of .15 of 1% of the average weekly net assets of the Fund. Such fee is accrued daily and paid monthly. Effective February 11, 2005, the Administrator has voluntarily agreed to reimburse the Fund for administrative expenses at an annual rate of .10 of 1% of the average weekly net assets of the Fund. For the six months ended April 30, 2007, the amount of such reimbursement was $107,436. The Administrator has engaged Prudential Investments LLC
(the "Sub-Administrator"), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., to act as sub-administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annual rate of ..10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2007, were as follows:

                                      Purchases       Sales
                                     ===========   ===========
Investment securities (excluding
   U.S. government securities)       $ 1,680,414   $ 3,254,889
U.S. government securities                    -0-           -0-

The cost of investments for federal income tax purposes, was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                      $ 9,038,008
Gross unrealized depreciation                       (1,220,031)
                                                   -----------
Net unrealized appreciation                        $ 7,817,977
                                                   ===========

1. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specific amount


22 o ACM Municipal Securities Income Fund


of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of the counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


ACM Municipal Securities Income Fund o 23


NOTE D
Distributions To Common Shareholders

The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2006 and October 31, 2005 were as follows:

                                   2006             2005
                             ===============   ==============
Distributions paid from:
   Ordinary income           $       341,789   $      262,628
   Tax-exempt income               6,372,766        7,610,983
                             ---------------   --------------
Total distributions paid     $     6,714,555   $    7,873,611
                             ===============   ==============

As of October 31, 2006, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Accumulated capital and other losses           $  (22,077,895)(a)
Unrealized appreciation/(depreciation)              9,155,542(b)
                                               --------------
Total accumulated earnings/(deficit)           $  (12,922,353)(c)
                                               ==============

(a) On October 31, 2006, the Fund had a net capital loss carryforward of $22,077,895 of which $4,722,588 expires in the year 2007, $10,294,946 expires in the year 2008, $1,971,343 expires in the year 2010, and $5,089,018 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year October 31, 2006, the Fund utilized capital loss carryforwards of $462,472.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficits) is attributable primarily to dividends payable.

During the prior fiscal year, permanent differences, primarily due to distributions in excess of net investment income, resulted in a net decrease in distributions in excess of net investment income and a decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE E
Common Stock

There are 99,996,400 shares of $0.01 par value common stock authorized. There are 11,145,261 shares of common stock outstanding at April 30, 2007. During the six months ended April 30, 2007 and the year ended October 31, 2006, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan.

NOTE F
Preferred Stock

The Fund has issued and outstanding 3,600 shares of Auction Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends.


24 o ACM Municipal Securities Income Fund


The dividend rate on Series A is 3.85%, effective through May 1, 2007. The dividend rate on Series B is 3.80%, effective through May 6, 2007. The dividend rate on Series C is 3.88%, effective through May 2, 2007.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE G
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Leverage Risk--The Fund may use certain investment techniques that have increase risks. For example, the issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock and fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term


ACM Municipal Securities Income Fund o 25


interest rates, and invests the proceeds in long-term municipal bonds. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.


26 o ACM Municipal Securities Income Fund


On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

    (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it does not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


ACM Municipal Securities Income Fund o 27


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission


28 o ACM Municipal Securities Income Fund


of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs' right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

NOTE I
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN48 by registered investment companies could be delayed until the last business day


ACM Municipal Securities Income Fund o 29


of the first required financial statement. For fiscal years beginning after December 15, 2006.At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE J
Subsequent Events

On May 18, 2007, the Alliance National Municipal Fund (the "Fund") acquired all of the net assets of the ACM Municipal Securities Income Fund, pursuant to a plan of reorganization approved by the shareholders of ACM Municipal Securities Income Fund. On May 18, 2007, the acquisition was accomplished by a tax-free exchange of 8,132,697 common shares and 3,600 shares of Auction Preferred stock of the Fund for 11,145,261 common shares and 3,600 shares of Auction Preferred stock of ACM Municipal Securities Income Fund. The aggregate net assets applicable to common shareholders of the Fund and ACM Municipal Securities Income Fund immediately before the acquisition were $313,569,265 and $124,260,444 (including $6,907,265 of net unrealized appreciation of investments). Immediately after the acquisition, the combined net assets applicable to common and preferred shareholders of the Fund amounted to $722,829,709.


30 o ACM Municipal Securities Income Fund


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                         Six Months
                              Ended
                          April 30,                            Year Ended October 31,
                               2007         -------------------------------------------------------
                        (unaudited)            2006          2005        2004(a)    2003      2002
                        ---------------------------------------------------------------------------
Net asset value,
   beginning
   of period                $ 11.43         $ 11.17       $ 11.38      $ 11.05   $ 10.85   $ 12.10
Income From
   Investment
   Operations
Net investment
   Income                       .39             .82           .84          .88       .97      1.08
Net realized and
   unrealized gain
   (loss) on
   investment
   transactions                (.13)            .30          (.17)         .41       .12     (1.32)
Dividends to
   preferred
   shareholders
   from net
   investment
   income
   (common stock
   equivalent basis)           (.14)           (.26)         (.17)        (.09)     (.09)     (.14)
Net increase
   (decrease) in
   net asset value
   from operations              .12             .86           .50         1.20      1.00      (.38)
Less: Dividends
   to Common
   Shareholders
Dividends from net
   investment income           (.27)           (.60)         (.71)        (.87)     (.80)     (.87)
Net asset value,
   end of period            $ 11.28         $ 11.43       $ 11.17      $ 11.38   $ 11.05   $ 10.85
Market price,
   end of period            $ 10.96         $ 10.64       $ 10.41      $ 12.09   $ 11.62   $ 11.50
Premium (Discount)            (2.84)%         (6.91)%       (6.80)%       6.24%     5.16%     5.99%
Total Return
Total investment
   return based
   on:(b)
   Market price                5.60%           8.18%        (8.09)%      12.34%     8.53%    (2.44)%
   Net asset value             1.17%           8.31%         4.77%       11.20%     9.39%    (3.35)%
Ratios/Supplemental
   Data
Net assets,
   applicable
   to common
   shareholders,
   end of period
   (000's omitted)         $125,761        $127,350      $124,514     $126,739  $122,322  $119,323
Preferred stock, at
   redemption value
   ($25,000 per
   share liquidation
   preference)
   (000's omitted)          $90,000         $90,000       $90,000      $90,000   $90,000   $90,000
Ratios to average
   net assets
   applicable
   to common
   shareholders of:
   Expenses(c)                 1.43%(d)(e)     1.46%(d)      1.49%(d)     1.65%     1.71%     1.65%
   Net investment
      income, before
      preferred stock
      dividends(c)             6.99%(d)(e)     7.34%(d)      7.39%(d)     7.87%     8.78%     9.32%
   Preferred stock
      dividends                2.53%(e)        2.35%         1.50%         .79%      .84%     1.19%
   Net investment
      income, net of
      preferred stock
      dividends                4.46%(d)(e)     4.99%(d)      5.89%(d)     7.08%     7.94%     8.13%
Portfolio turnover
   rate                           1%             17%           13%          36%       32%       24%
Asset coverage
   ratio                        240%            242%          238%         241%      236%      233%


See footnote summary on page 32.


ACM Municipal Securities Income Fund o 31


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was less than .01%.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment returns for periods of less than one full year are not annualized.

(c) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Net of fee waiver. If the Administrator had not waived expenses, the ratios to average net assets applicable to common shareholders for expenses, net investment income before preferred stock dividends and net investment income net of preferred stock dividends would have been 1.60%, 6.82% and 4.29%, respectively, for the six months ended April 30, 2007, 1.63%, 7.16% and 4.82%, respectively, for the year ended October 31, 2006 and 1.61%, 7.26% and 5.76%, respectively, for the year ended October 31, 2005.


32 o ACM Municipal Securities Income Fund


SUPPLEMENTAL PROXY INFORMATION
(unaudited)

The Special Meeting of Stockholders of ACM Municipal Securities Income Fund, Inc. ("the Fund") was held on February 22, 2007 and adjourned until March 15, 2007 and April 13, 2007. A description of the proposal and number of shares voted at the meeting are as follows:

Proposal                                      Voted For     Against     Abstain
===============================================================================
Common Stock:
Acquisition by Alliance National Municipal    5,802,291     283,872     261,730
Income Fund, Inc. of all the assets and
the assumption of all of the liabilities of the Fund in exchange for shares of Alliance National Municipal Income Fund,
Inc.'s common stock and preferred stock
to the holders of, respectively, the Fund's common stock and preferred stock.

Preferred Stock:
Acquisition by Alliance National Municipal        1,496          60         314
Income Fund, Inc. of all the assets and
the assumption of all of the liabilities of the Fund in exchange for shares of Alliance National Municipal Income Fund,
Inc.'s common stock and preferred stock
to the holders of, respectively, the Fund's common stock and preferred stock.


ACM Municipal Securities Income Fund o 33


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J.Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert B. (Guy) Davidson, III(2), Senior Vice President
Douglas J. Peebles, Senior Vice President
Jeffrey S. Phlegar, Senior Vice President
Michael G. Brooks(2), Vice President
Fred S. Cohen(2), Vice President
Terrance T. Hults(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


Administrator
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105

Sub-Administrator
Prudential Investments LLC
Gateway Center Three
100 MulberryStreet
Newark, NJ 07102-4077

Common Stock: Dividend Paying Agent, Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock: Dividend Paying Agent, Transfer Agent and Registrar The Bank of New York
385 Rifle Camp Road
West Paterson, NJ07424

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Custodian
The Bank of New York
One Wall Street
New York, NY 10286


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications--As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards.The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio are Michael G. Brooks, Fred S. Cohen, Robert B. (Guy) Davidson III and Terrance T. Hults.


34 o ACM Municipal Securities Income Fund


Information Regarding the Review and Approval of the Fund's Advisory and Administration Agreements

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser and the continuance of the Administration Agreement between the Adviser (in such capacity, the "Administrator") and the Fund at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The directors also discussed the proposed continuances in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement and the Administration Agreement, the directors considered all factors they believed relevant, including the following:

    1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

    2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

    3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

    4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

    5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

    6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;


ACM Municipal Securities Income Fund o 35


    7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

    8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

    9. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

   10. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

   11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

   12.    the terms of the Advisory Agreement; and

   13. the terms of the Administration Agreement, and the proposed continuance of the waiver by the Administrator of 10 basis points of its fee which had been in effect since February 11, 2005 for an additional one-year period, as discussed below.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, and (ii) between the Fund and the Administrator, as provided in the Administration Agreement and taking into account the proposed continuance of the 10 basis point fee waiver referred to in No. 13 above, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.


36 o ACM Municipal Securities Income Fund


The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement and Administration Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, that the Administrator should continue to be the administrator for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement and to the Administrator pursuant to the Administration Agreement (taking into account the proposed continuance of the Administrator's 10 basis point fee waiver) are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that the Fund has a separate Administration Agreement and pays separate administration fees to the Administrator. The directors noted that under the Administration Agreement, the Administrator, subject to the supervision of the directors, renders certain administrative services to the Fund, including specified duties with respect to, among other things, the preparation of reports required to be sent to shareholders, the preparation of reports required to be filed with the Securities and Exchange Commission on Form N-SAR, arranging for the dissemination to shareholders of proxy materials, negotiating the terms and conditions under which custodian and dividend disbursing services will be provided and the related fees, the calculation of net asset value of the Fund, determining the amounts available for distribution as dividends and distributions to shareholders, assisting independent accountants of the Fund with the filing of tax returns, assisting the Adviser in monitoring compliance of the Fund's operations with the Investment Company Act of 1940, and providing accounting and bookkeeping services. The directors noted that the Administration Agreement provides that the Administrator may subcontract with Prudential Investments LLC ("Prudential") for the provision of all or any part of the services to be provided


ACM Municipal Securities Income Fund o 37


by it thereunder, and that Prudential has been retained at the Administrator's expense as the Fund's Sub-Administrator since it commenced operations. The directors noted that the Sub-Administration Agreement between the Administrator and Prudential provides that Prudential, subject to the supervision of the Administrator, renders certain specified administrative services delegated to Prudential by the Administrator and renders certain other administrative services to the extent requested by the Administrator. All of the administrative services performed by Prudential are services that the Administrator is required to provide to the Fund pursuant to the Administration Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement and noted that the scope of services provided by advisers and administrators of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser (including in its capacity as Administrator) is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues and expenses indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.


38 o ACM Municipal Securities Income Fund


The directors recognized that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser showing performance of the Fund as compared to other funds in the Lipper General Municipal Debt Funds (Leveraged) Average (the "Lipper Average") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (April 1993 inception) and for each of the last ten calendar years, and as compared to the Lehman Brothers Municipal Bond Index (the "Index") for periods ended June 30, 2006 over the YTD, 1-, 3-, 5- and 10-year and since inception periods. The directors noted that in the Lipper Average comparison (56 funds in the YTD period, including the Fund), the Fund's performance was significantly below the Lipper median in the YTD, 1-, 5- and 10-year and since inception periods, and materially above the Lipper median in the 3-year period,


ACM Municipal Securities Income Fund o 39


and that the Fund's calendar year performance was significantly above the Lipper median in 2005, 2004, 2003, 2001, 1997 and 1996 and significantly below the Lipper median in 2002, 2000, 1999 and 1998. The directors further noted that the Fund underperformed the Index (which is not leveraged) in the YTD, 1-year and since inception periods and outperformed the Index in the 3-, 5- and 10-year periods. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual combined advisory and administrative fee rate paid by the Fund to the Adviser and the Administrator and information prepared by Lipper concerning the fee rates paid by other funds where there is no separate administrator in the same Lipper category as the Fund. The directors noted that under the Fund's Sub-Administration Agreement, the Administrator pays the sub-administrator's fee out of the Administrator's own assets. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income municipal securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such reductions since 2004.

The Adviser informed the directors that there are no institutional products managed by it that have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charges institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., fixed income municipal securities).

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The


40 o ACM Municipal Securities Income Fund


Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors noted that at their February 7-10, 2005 meeting, the directors had considered and approved effective February 11, 2005, the Administrator's proposal to waive 10 basis points of its fee for a one year period in order to reduce the fee rate under the Administration Agreement for such period from 0.15% to 0.5%, and that at their December 14, 2005 meeting the directors had considered and approved the Administrator's proposal to continue the 10 basis point administration fee waiver. The directors noted that since the Administrator currently pays Prudential .10% for its services in respect of the Fund, the Administrator's fee for the Fund would be less than Prudential's for the one-year period.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by
Lipper: an Expense Group and an Expense Universe. Lipper described an
Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load type as the Fund. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The Lipper information included pro forma expense ratios provided by the Adviser assuming the administration fee waiver approved at the February 2005 meeting had been in effect throughout fiscal 2005. All references to expense ratio are to the pro forma expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's latest fiscal year pro forma total actual management fees of 94 basis points (combined advisory and administration fees paid under the Advisory and Administration Agreements assuming the 10 basis point fee waiver by the Administrator effective February 15, 2005 had been in effect throughout fiscal 2005) was slightly higher than the Expense Group median and materially higher than the Expense Universe median. The directors noted that Lipper calculates the fee rate based on the Fund's net assets attributable to common stockholders, whereas the Fund's advisory and administration contracts provide that fees are computed based on adjusted total assets (i.e., the average weekly value of the Fund's total assets,


ACM Municipal Securities Income Fund o 41


including assets attributable to any preferred stock that may be outstanding, less accrued liabilities of the Fund). The directors also noted that the Fund's pro forma total expense ratio was somewhat higher than the Expense Group median and significantly higher than the Expense Universe median. The directors noted that the Fund's expense ratio was in part due to the Fund's relatively small size (less than $215 million as of June 30, 2006). The directors concluded that the Fund's expense ratio was acceptable.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized. They noted, however, that such an increase was very unlikely since the assets and liabilities of the Fund were expected to be acquired in the near term by a larger fund with a lower expense ratio, subject to approval by the stockholders of the Fund and the other fund.


42 o ACM Municipal Securities Income Fund


SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "ACM MuniSec." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


ACM Municipal Securities Income Fund o 43


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE
FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------------
Blended Style Funds
--------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------------
Growth Funds
--------------------------------------------------
Domestic
Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio
Global & International
Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------------
Value Funds
--------------------------------------------------
Domestic
Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid CapValue Fund
Utility Income Fund
Value Fund
Global & International
Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------------
Taxable Bond Funds
--------------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------------
Municipal Bond Funds
--------------------------------------------------
National             Michigan
Insured National     Minnesota
Arizona              New Jersey
California           New York
Insured California   Ohio
Florida              Pennsylvania
Massachusetts        Virginia

--------------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------------
Closed-End Funds
--------------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
AllianceBernstein National Municipal
   Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
California Municipal Income Fund
New York Municipal Income Fund
The Spain Fund

--------------------------------------------------
Retirement Strategies Funds
--------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy

2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy

2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


44 o ACM Municipal Securities Income Fund


Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income, and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as "cookies."

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.



ACM MUNICIPAL SECURITIES INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
800.221.5672

     [LOGO]
AllianceBernstein
   Investments


ACMVII-0152-0407



ITEM 2.    CODE OF ETHICS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable when filing a semi-annual report to shareholders.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable when filing a semi-annual report to shareholders.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 6.    SCHEDULE OF INVESTMENTS.
Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.
The following exhibits are attached to this Form N-CSR:

    EXHIBIT NO.    DESCRIPTION OF EXHIBIT
    -----------    ----------------------
    12 (b) (1)     Certification of Principal Executive Officer
                   Pursuant to Section 302 of the Sarbanes-Oxley
                   Act of 2002
    12 (b) (2)     Certification of Principal Financial Officer
                   Pursuant to Section 302 of the Sarbanes-Oxley
                   Act of 2002
    12 (c)         Certification of Principal Executive Officer and
                   Principal Financial Officer Pursuant to Section
                   906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Municipal Securities Income Fund, Inc.

By:            /s/ Marc O. Mayer
               -----------------
               Marc O. Mayer
               President

Date:          June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:            /s/ Marc O. Mayer
               -------------------
               Marc O. Mayer
               President

Date:          June 29, 2007

By:            Joseph  J. Mantineo
               -------------------
               Joseph  J. Mantineo
               Treasurer and Chief Financial Officer

Date:          June 29, 2007